UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 13, 2004
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 13, 2004

Item 12. Results of Operations and Financial Condition.

     On January 13, 2004, Laidlaw International, Inc. issued a press release announcing its financial results for the quarter ended November 30, 2003 and the date of its annual shareholder meeting. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC

By:	/s/ Douglas A. Carty

Name:	Douglas A. Carty
Title:	Senior Vice President and Chief Financial Officer

Date: January 13, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 13, 2004